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Exhibit 10.8

FORM OF
OMNIBUS AMENDMENT TO RESTRICTED STOCK UNIT AGREEMENTS

        This Omnibus Amendment to Restricted Stock Unit Agreements (this "Omnibus Amendment"), dated May 16, 2007, by and between Archstone-Smith Trust, a Maryland real estate investment trust ("ASN"), and                        ("Outside Trustee").

        WHEREAS, ASN and the Outside Trustee have executed certain Restricted Stock Unit Agreements (each, an "RSU Agreement") dated                        ;

        WHEREAS, the Board of Trustees of ASN has approved an amendment to each of the RSU Agreement to provide for vesting of unvested restricted stock units ("RSUs") upon the retirement of an Outside Trustee.

        NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, ASN and the Outside Trustee hereby agree as follows:

        Section 4 of each RSU Agreement is hereby amended to add after subsection (b) the following:

          (c)   Notwithstanding subsections (a) and (b) above, all Units shall immediately vest upon the Date of Termination in connection with the Participant's Retirement.

        Section 4 of each RSU Agreement is hereby further amended to add the following at the end of such section:

    "Retirement" means that the Participant (i) has reached the age of 60, and (ii)(A) has elected not to run for re-election to the Board, (B) has resigned from the Board between annual meetings of the shareholders of the Trust, or (C) is ineligible to stand for re-election under the then-existing age limitation for nomination to the Board under the Trust's Corporate Governance Guidelines.

        Except as set forth above, each RSU Agreement remains in full force and effect.

        IN WITNESS WHEREOF, the undersigned have executed this Omnibus Amendment as of the date first written above.

ARCHSTONE-SMITH TRUST
By:	Caroline Brower General Counsel
[Trustee Name]

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FORM OF OMNIBUS AMENDMENT TO RESTRICTED STOCK UNIT AGREEMENTS